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                                                                   EXHIBIT 10.20

[LOGO]
BANK OF AMERICA              STANDING LOAN AGREEMENT
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     This Standing Loan Agreement (the "Agreement"), dated as of November 8,
1996, is between E-TEK DYNAMICS, INC., a California corporation ("Borrower") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("Bank").

AGREEMENT
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1.   LOAN TERMS.
     ----------

1.1  AMOUNT AND PURPOSE.
     -------------------

     Bank will make a loan to Borrower in the principal amount of SEVEN MILLION SEVEN HUNDRED THOUSAND AND NO/100 Dollars ($7,700,000.00), (the "Loan") to be used for acquisition of real property.

     The Loan will be evidenced by a promissory note (the "Note") payable to Bank in the original principal amount of the Loan and will be secured by a Deed of Trust With Assignment of Rents, Security Agreement and Fixture Filing (the "Deed of Trust") covering certain improved real property commonly known as 1865, 1875 and 1885 Lundy Avenue, San Jose, California 95131 and more particularly described on Exhibit A attached to the Deed of Trust (the "Real Property") (the Real Property together with all buildings, structures and other improvements now or hereafter located thereon (the "Improvements"), and the personal property described in the Deed of Trust and defined therein and herein as "Personalty", being hereinafter collectively referred to as the "Property").

1.2  ADDITIONAL CREDIT SUPPORT. THERESA STONE PAN and JING JONG PAN
     -------------------------
(collectively, "Guarantors") will guaranty Borrower's obligations under this Agreement pursuant to a Payment Guaranty of even date herewith (collectively, the "Guaranties").

1.3  DOCUMENTATION. At or prior to the closing of this transaction, Borrower
     -------------
must deliver the following documents and other items, executed and acknowledged as appropriate, all in form and substance satisfactory to Bank: (a) this Agreement; (b) the Note; (c) the Deed of Trust; (d) a UCC-1 Financing Statement perfecting a first-position lien on all personal property collateral that is perfected by filing; (e) the Guaranties, if any; (f) an ALTA title insurance policy insuring Bank that the Deed of Trust constitutes a valid and enforceable lien on the Property subject and subordinate only to such liens or other matters as Bank has approved in writing; (g) if requested, an ALTA/ASCM survey of the Real Property and the improvements thereon certified to Bank; (h) if the Deed of Trust is to be junior to any other lien or deed of trust on the Property, a Beneficiary's Statement from the holder of such prior lien or deed of trust; (i) evidence of the casualty and other insurance coverage as required under this Agreement or otherwise by Bank in writing; (j) if Borrower is anything other than a natural person, evidence of Borrower's due formation and good standing, as well as due authorization and execution of the Loan Documents; (k) if applicable, non-disturbance, attornment and subordination agreements, subordination agreements and estoppel certificates from tenants leasing space in the Property; (l) if the Property is to be leased to third parties, Borrower's pro forma lease form; (m) a loan fee in the amount of $77,000.00; (n) an Environmental Questionnaire and Disclosure Statement prepared and certified by Borrower, and, if Bank requires an environmental survey of the Property prepared by environmental consultant satisfactory to Bank; and (o) such other documents, property information and other assurances as Bank may require.

1.4  LOAN DOCUMENTS. This Agreement, the Note, the Deed and Trust, the
     --------------
Guaranties, if any, and all other documents evidencing securing or otherwise pertaining to the Loan are referred to as the "Loan Documents."

1.5  AUTOMATIC DEDUCTION.
     -------------------

     Borrower agrees that monthly payments on the Note will be deducted automatically on the due date from checking account number [checking account number] maintained by Borrower at the Bank (the "Checking Account").

     Bank will debit the Checking Account on the dates the payments become due. If a due date does not fall on a banking day, Bank will debit the Checking Account on the first banking day following the due date.

     Borrower will maintain the Checking Account in good standing with Bank throughout the term of the Loan, and maintain sufficient funds in the Checking Account on the dates Bank enters debits authorized by this Agreement. If there are insufficient funds in the Checking Account on the date Bank enters any debit authorized by this Agreement, without limiting Bank's other remedies in such an event, the debit will be reversed.

     Borrower hereby grants to Bank a security interest in the Checking Account, and any other accounts from which Borrower may from time to time authorize Bank to debit payments due on the Loan, for the purpose of securing the payment of amounts Bank is authorized to deduct from the Checking Account or such other accounts. The security interest is granted only to the extent of such authorized deductions, and does not secure any other obligation owed by Borrower to Bank, whether under this Agreement or otherwise.

1.6    DISBURSEMENT PROCEDURES. Bank will disburse the Loan Proceeds as follows:
       -----------------------

     (a) First, to Bank, the approximate sum of $75,764.50 which represents disbursements for the following items:

     Loan Fee                       $ 77,000.00
     Documentation Fee              $  1,000.00
     Appraisal Fee                  $  7,000.00
     UCC Filing Fee                 $     36.50
     Tax Service Contract Fee(s)    $    728.00
     Less Prepaid Deposit           $(10,000.00)
                                    -----------
     TOTAL                          $ 75,764.50

     (b) Second, if the funding of the Loan proceeds is other than on the first day of a calendar month, to Bank, all interest then due on the indebtedness evidenced by, and at the interest rate specified in the Note (and calculated on an actual 365 day basis) from the date of funding until the first day of the month following the month in which funding occurred.

     (c) Third, to Chicago Title Company, to disburse on behalf of the Borrower the remaining Loan proceeds to pay for the title policy, endorsements, related fees and to pay the seller to purchase the Property. In the event the Loan proceeds are not sufficient to complete the acquisition, Borrower shall pay from its own funds any remaining amounts required to complete the transaction. In the event there is an excess of Loan proceeds, said excess shall be immediately disbursed to Borrower.

2.   COVENANTS OF THE BORROWER.
     -------------------------

     Borrower promises to keep each of the following covenants:

2.1  COMPLIANCE WITH LAW. Borrower will comply with all existing and future
     -------------------
laws, regulations, orders, building restrictions and requirements of, and all permits and approvals from, and agreements with and commitments to, all governmental, judicial or legal authorities having jurisdiction over the Property or Borrower's business conducted thereon or therefrom, and with all restrictive covenants and other title encumbrances encumbering the Property (all collectively, the "Requirements").

2.2  CONDITIONAL SALES CONTRACTS; REMOVAL OF FIXTURES AND EQUIPMENT: Without
     --------------------------------------------------------------
Bank's prior written consent, Borrower must not (i) purchase any materials, equipment, furnishings or fixtures to be installed on the Property under any agreement where the seller reserves a lien, security interest or title thereto, or the right of removal or repossession after such items are installed on the Property; and (ii) remove or permit to be removed from the Real Property or the improvements any equipment, machinery or fixtures used in connection with the management, maintenance, operation or enjoyment thereof unless replaced by articles of equal suitability and value owned by Borrower free and clear of any lien or security interest.

2.3  SITE VISITS. Borrower grants Bank, its agents and representatives the right
     -----------
to enter and visit the Property at any reasonable time for the purposes of observing, performing appraisals, inspecting the Property, taking soil or groundwater samples, and conducting tests, among other things, to investigate for the presence of Hazardous Substances, as defined in Article IV. Borrower must also allow Bank to examine, copy and audit its books and records. Bank is under no duty to visit or observe the Property, or to examine any books or records. Any site visit, observation or examination by Bank is solely for the purpose of protecting Bank's security and preserving Bank's rights under the Loan Documents. Neither Borrower nor any other party is entitled to rely on any site visit, observation or testing by Bank, its agents or representatives. Bank owes no duty of care to protect Borrower or any other party against, or to inform Borrower or any other party of, any adverse condition affecting the Property, including any defects in the design or construction of any improvements on the Property or the presence of any Hazardous Substances on the Property. Bank is not obligated to disclose to Borrower or any other party any report or findings made as a result of, or in connection with, any site visit, observation or testing by Bank. Prior to entering the Property, Bank must give Borrower reasonable notice of its intent to enter. Bank must exercise reasonable efforts to avoid interfering with Borrower's use of the Property in connection with the activities permitted under this Section.

2.4  INSURANCE. Borrower must maintain the following insurance:
     ---------

     (a) All risk property damage insurance in non-reporting form on the Property, with a policy limit in an amount not less than the full insurable value of the Property on a replacement cost basis, including tenant improvements, if any. The policy shall include a business interruption (or rent loss, if more appropriate endorsement, a lender's loss payable endorsement (438
BFU) in favor of Bank, and any other endorsements required by Bank.

     (b) Commercial General Liability coverage with such limits as Bank may require. This policy must name Bank as additional insured. Coverage must be written on an occurrence basis not claims made.

     (c) Such other insurance as Bank may require, which may include (i) earthquake insurance, if such Insurance is express required as a condition to disbursement of the Loan proceeds or if any time the Property is situated in a delineated earthquake fault zone as shown on an earthquake fault zone map adopted under California Alquist-Priolo Earthquake Fault Zoning Act, or any successor thereto and (ii) flood insurance, if the Property is situated in an area designated as "flood prone," "within a flood plain" or similar designation under federal or state law.

All policies of insurance required by Bank must be issued to companies approved by Bank and otherwise be acceptable to Bank as to amounts, forms, risk coverages and deductibles. In addition each policy (except workers' compensation) must provide Bank at least thirty (30) days' prior notice of cancellation, non-renewal or modification. If Borrower fails to keep any such coverage in effect while the Loan is outstanding, Bank may procure the coverage at Borrower's expense. Borrower must reimburse Bank, on demand, for all premiums advanced by Bank, which advances are considered to be additional loans to Borrower secured by the Deed of Trust and bearing interest at the Default Rate provided in the Note.

2.5  PRESERVATION OF RIGHTS. Borrower must obtain, preserve and maintain in good
     ----------------------
standing, as applicable, all rights, privileges and franchises necessary or desirable for the operation of the Property and the conduct of Borrower's business thereon and therefrom.

2.6  MAINTENANCE AND REPAIR. Borrower must (i) maintain the Property, including
     ----------------------
the parking and landscaping portions thereof, in good condition and repair, (ii) promptly make, or cause tenants to make all necessary structural and non-structural repairs to the Property, and (iii) not demolish, alter, remove or add to any Improvements, excepting the installation or construction of tenant improvements in connection with any leases approved in accordance with this Agreement. Borrower shall pay when due all claims for labor performed and materials furnished therefor in connection with any improvements or construction activities.

2.7  PAYMENT OF EXPENSES. Borrower must pay all costs and expenses incurred by
     -------------------
in connection with the making, disbursement and administration of the Loan, as well as any revisions, extensions, renewals or "workouts" of the Loan, and in the exercise of any of Bank's rights or remedies under this Agreement. Such costs and expenses include title insurance, recording and escrow charges, fees for appraisal, environmental services, legal fees and expenses of Bank's counsel and any other reasonable fees and costs for services, regardless of whether such services are furnished by Bank's employees or by independent contractors. Borrower acknowledges that the Loan Fee does not include amounts payable by Borrower under this section. All such sums incurred by Bank and not immediately reimbursed by Borrower are considered additional loans to Borrower secured by the Deed of Trust and bearing interest at the Default Rate provided in the Note.

2.8  FINANCIAL AND OTHER INFORMATION.
     -------------------------------

     (a) Borrower must provide Bank, without prior request or demand, within ninety (90) days of the close of Borrower's fiscal year-end, its audited annual financial statements, including a year-end balance sheet and annual profit and loss statement. Additionally, Borrower shall provide Bank with its company prepared monthly financial statements within thirty (30) days after month end.

     (b) Borrower shall provide Bank with Guarantor's personal annual financial statements by June 30th of each year, and copies of Guarantor's tax returns, and any extensions thereof, together with all supporting schedules, within forty-five (45) days of filing date.

     (c) Borrower must also provide an annual operating statement and rent roll on the Property in form and substance satisfactory to Bank.

     (d) On request, Borrower must promptly provide Bank with any other financial or other information concerning its and each such Guarantor's affairs and properties as Bank may request.

2.9  NOTICES. Borrower must promptly notify Bank in writing of:
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     (a) any litigation affecting Borrower, any Guarantor or the Property, and, if Borrower or any Guarantor is other than a natural person or trust, any general partner or controlling shareholder or managing member of Borrower or such Guarantor where the amount claimed is FIVE HUNDRED THOUSAND DOLLARS ($500,000) or more; and

     (b) any notice that the Property or Borrower's or Guarantor's business fails in any respect to comply with any applicable law, regulation or court order; and

     (c) any material adverse change in the physical condition of the Property or Borrower's or any Guarantor's financial condition or operations or other circumstance that adversely affects Borrower's intended use of the Property or Borrower's ability to repay the Loan.

2.10 INDEMNITY. Borrower agrees to indemnify, defend with counsel acceptable to
     ---------
Bank, and hold Bank harmless from and against all liabilities, claims, actions, damages, costs and expenses (including all legal fees and expenses of Bank's counsel) arising out of or resulting from the ownership, operation, or use of the Property, whether such claims are based on theories of derivative liability, comparative negligence or otherwise. Notwithstanding anything to the contrary in any other Loan Document, the provisions of this Section 2.10 are not secured by the Deed of Trust, and shall survive the termination of this Agreement, repayment of the Loan and foreclosure of the Deed of Trust or similar proceedings.


2.11 PERFORMANCE OF ACTS. Upon request by Bank, Borrower must perform all acts
     -------------------
may be necessary or advisable to perfect any lien or security interest provided for in the Loan Documents or to carry out the intent of the Loan Documents.

2.12 NOTICE OF CHANGE. Borrower must give Bank prior written notice of any
     ----------------
change in:

     (a) the location of its place of business or its chief executive office if it has more than one place of business; and

     (b) Borrower's name or business structure. Unless otherwise approved by Bank in writing, Borrower agrees that all Property that consists of personal property (other than the books and records) will be located at the Real Property and that all books and records will be located at Borrower's place of business or chief executive office if Borrower has more than one place of business.

2.13 NEGATIVE COVENANTS. Without Bank's prior written consent, Borrower must
     ------------------
not:

     (a) engage in any business activities substantially different from Borrower's present business;

     (b) liquidate or dissolve Borrower's business;

     (c) lease or dispose of all or a substantial part Borrower's business or Borrower's assets;

     (d) sell any assets for less than fair market price; or

     (e) enter into any consolidation, merger, pool, joint venture, syndicate or other combination.

2.14 KEEPING GUARANTOR INFORMED. Borrower must keep each Guarantor, and any
     --------------------------
third party executing the Deed of Trust or an other security instrument securing the Loan, informed of Borrower financial condition and business operations and all other circumstances which may affect Borrower's ability to pay or perform its obligations under the Loan Documents. In addition, Borrower must deliver to each such person all of the financial information required to be furnished to Bank hereunder.

3.   USE OR LEASING OF THE PROPERTY.
     ------------------------------

3.1  USE OF THE PROPERTY. Borrower must develop and hold the Property as income
     -------------------
property for lease to unaffiliated third parties in accordance with the provisions of this Article III. The above notwithstanding, Borrower shall occupy a portion of the Property.

3.2  LEASING. Borrower must use best efforts to keep all spaces on the Property
     -------
leased. If requested by Bank, Borrower must submit a pro forma lease for approval by the Bank. All leases of space must be entered into with bona fide third party tenants, financially capable of performing their obligations under the leases, in arms-length transactions at the then current market rate for comparable space Borrower must perform all obligations of landlord under all leases and must not accept payment of more than one month's rent in advance from any tenant.

3.3  DELIVERY OF LEASING INFORMATION AND DOCUMENTS. Borrower must promptly
     ---------------------------------------------
deliver to Bank such rent rolls, leasing schedules and reports, operating statements or other leasing information as Bank from time to time may request, and must promptly notify Bank of any material tenant dispute or material adverse change in leasing activity on the Property. Borrower must promptly obtain and deliver to Bank such estoppel certificates and subordination and attornment agreements from tenants as Bank from time to time may require. In no event is any approval by Bank of a lease a representation of any kind with regard to the lease or its enforceability, or the financial capacity of any tenant or lease guarantor.

3.4  INCOME FROM PROPERTY. Borrower must first apply all income derived from the
     --------------------
Property, including all income from leases, to pay costs and expenses associated with the ownership, maintenance, operation and leasing of the Property, including all amounts then required to be paid under the Loan Documents, before using or applying such income for any other purpose. No such income is to be distributed or paid to any partner, shareholder or, if Borrower is a trust, to any beneficiary or trustee, unless all such costs and expenses which are then due have been paid in full.

4.   HAZARDOUS SUBSTANCES.
     --------------------

     Notwithstanding any provision in the Deed of Trust or any other Loan Document, the provisions of this Article IV are not to be secured by the Deed of Trust and shall survive termination of this Agreement, repayment of the Loan, and foreclosure of the Deed of Trust or similar proceedings.

4.1  DEFINITION OF HAZARDOUS SUBSTANCE. For purposes of this Agreement, a
     ---------------------------------
"Hazardous Substance" is defined to mean any substance, material or waste, including asbestos and petroleum (including crude oil or any fraction thereof), which is or becomes designated, classified or regulated as "toxic," "hazardous," a "pollutant" or similar designation under any federal, state or local law, regulation or ordinance.

4.2  INDEMNITY REGARDING HAZARDOUS SUBSTANCES. Borrower agrees to indemify and
     ----------------------------------------
hold Bank harmless from and against all liabilities, claims, actions, loss, damages, including, without limitation, foreseeable and unforeseeable consequential damages, costs and expenses (including sums paid in settlement of claims and all consultant, expert and legal fees and expenses of Bank's counsel) directly or indirectly arising out of or resulting from any Hazardous Substance being present at any time in or around any part of the Property, or in the soil, groundwater or soil vapor on or under the Property, including those incurred in connection with any investigation of site conditions or any clean-up, remedial, removal or restoration work, or any resulting damages or injuries to the person or property of any third parties or to any natural resources. In addition, Borrower must similarly indemnify, defend and hold harmless any persons purchasing the Property through a foreclosure sale or following a foreclosure sale, and any persons purchasing the Loan or any portion of or interest in it. Upon demand by Bank, Borrower must defend any investigation, action or proceeding alleging the presence of any Hazardous Substance in any such location, which affects the Property or which is brought or commenced against Bank, whether alone or together with Borrower or any other person, all at Borrower's own cost and by counsel to be approved by Bank in the exercise of its reasonable judgment. In the alternative, Bank may elect to conduct its own defense at the expense of Borrower.

4.3  REPRESENTATION AND WARRANTY. Before signing this Agreement, Borrower
     ---------------------------
researched and inquired into the previous, current and contemplated uses and ownership of the Property. Based on that due diligence, Borrower represents and warrants that, to the best of its knowledge, no Hazardous Substance has been or will be disposed of, released onto or otherwise exists in, on, or under the Property, except as Borrower has disclosed to Bank in writing.

4.4  COMPLIANCE WITH LAW; NOTICES. Borrower has complied, and must comply and
     ----------------------------
cause all occupants of the Property to comply, with all laws, regulations and ordinances governing or applicable to Hazardous Substances as well as the recommendations of any qualified environmental engineer or other expert. Borrower must promptly notify Bank if it knows or suspects there may be any Hazardous Substance in or around the Property, or in the soil or groundwater under the Property, or if any action or investigation by any governmental agency or third party pertaining to Hazardous Substances is pending or threatened.

5.   REPRESENTATIONS AND WARRANTIES.
     ------------------------------

     Borrower promises that each representation and warranty set forth below is true, accurate and correct.

5.1  FORMATION; AUTHORITY. If Borrower is anything other than a natural person,
     --------------------
it has complied with all laws and regulations concerning its organization, existence and the transaction of its business, and is in good standing in each state in which it conducts its business. Borrower is authorized to execute, deliver and perform its obligations under each of the Loan Documents.

5.2  COMPLIANCE WITH LAW. The Property and the actual use thereof by Borrower
     -------------------
complies in all material respects with all Requirements. Borrower has received no notices of violations of any Requirements. There are no claims, actions, proceedings or investigations pending or threatened against Borrower or affecting the property except for those previously disclosed by Borrower to Bank in writing.

5.3  NO VIOLATION. The execution and delivery of this Agreement and the other
     ------------
Loan Documents and the performance by Borrower its obligations hereunder and thereunder will not result in a default under any other material agreement to which Borrower is a party, or violate any Requirements.

5.4  FINANCIAL INFORMATION. All financial information which has been and will be
     ---------------------
delivered to Bank, including all information relation to the financial condition of Borrower, any of its partner shareholders, members, or other principals, any Guarantor, and the Property, does and will fairly and accurately represent the financial condition being reported on. All such information was and will be prepared in accordance with generally accepted accounting principle consistently applied, unless otherwise noted. As of the date hereof, there has been no material adverse change in any financial condition reported at any time to Bank.

5.5  BORROWER NOT A "FOREIGN PERSON". Borrower is not "foreign person" within
     ------------------------------
the meaning of Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended from time to time.

5.6  DISCLOSURE TO GUARANTOR AND/OR THIRD PARTIES. Before each Guarantor, and,
     --------------------------------------------
if applicable, each third party executing the Deed or Trust or other instrument securing the Loan, became obligated in connection with the Loan, Borrower made full disclosure to that person regarding Borrower's financial condition and business operations and all other circumstances bearing upon Borrower ability to pay and perform its obligations under the Loan Documents.

5.7  OWNERSHIP OF PROPERTY. Borrower owns directly, and no through any
     ---------------------
affiliated entity, all of the personal property and fixtures necessary for the operation and management of the Property for the uses presently being conducted thereon.


6.   DEFAULT AND REMEDIES.
     --------------------

6.1  EVENTS OF DEFAULT. Borrower will be in default under this Agreement upon
     -----------------
the occurrence of any one or more of the following events ("Event of Default"):

     (a) Borrower fails to make any payment due under the Note, within ten (10) days after the date due, or Borrower fails to make any payment demanded by Bank under any other Loan Document, within ten (10) days after written demand by Bank; or

     (b) Borrower fails to timely observe, perform and comply with any covenant contained in this Agreement other than those referred to in clause (a), and does not either cure that failure within thirty (30) days after written notice from Bank, or, if the default cannot be cured in thirty (30) days, within a reasonable time but not to exceed ninety (90) days after written notice; or

     (c) Borrower or any Guarantor, or Borrower's managing general partner, if it is a partnership, or its majority shareholder if Borrower is a corporation, or its managing member if Borrower is a limited liability company, becomes insolvent or the subject of any bankruptcy or other voluntary or involuntary proceeding, in or out of court, for the adjustment of debtor-creditor relationships; or

     (d) Borrower or any Guarantor dissolves, terminates, or liquidates, or any of these events happens to Borrower's managing general partner if it is a partnership or to its majority shareholder if it is a corporation, or its managing member if Borrower is a limited liability company, or if Borrower or any Guarantor is a trust, the trust is revoked or materially modified or there is a change or substitution of the trustee; or

     (e) Borrower or any Guarantor dies or becomes permanently disabled, or any of these events happens to Borrower's or any Guarantor's managing general partner, if it is a partnership, or managing member, it is a limited liability company, its chief executive officer, if it is a corporation, or its trustee, if it is a trust; or

     (f) Any representation or warranty made or given by Borrower in this Agreement or any other Loan Document proves to be false or misleading in any material respect; or

     (g) Any Guarantor revokes its Guaranty or any Guaranty becomes ineffective for any reason; or

     (h) A default is declared or occurs under any of the other Loan Documents (and, if a cure period is provided with respect to said default, said default is not fully cured within the period provided in said Loan Document for cure of said default); or

     (i) Bank fails to have an enforceable first lien on or security interest in any property given as security for the Loan (except for prior liens approved by Bank in writing); or

     (j) A lawsuit in excess of any insurance coverage where the amount claimed is $500,000 or more is filed against Borrower or any Guarantor, or a judgment in an amount greater than $500,000 in excess of any insurance coverage is entered against Borrower or any Guarantor, or any government authority takes action that materially adversely affects Borrower's intended use of the Property or Borrower's or any Guarantor's ability to repay the Loan; or

     (k) Borrower, any Guarantor, or any person affiliated with Borrower or any Guarantor fails to meet the conditions of, or fails to perform any obligation under, any other agreement Borrower has with Bank or any affiliate of Bank. For the purposes of this section, "affiliated with" means in control of, controlled by or under common control with; or

     (l) Borrower, any Guarantor or any person affiliated with Borrower or any Guarantor defaults in connection with any credit such person has with any lender, if the default consists of the failure to make a payment when due or gives the other lender the right to accelerate the obligation. For the purposes of this section, "affiliated with" means in control of, controlled by or under common control with; or

     (m) There is a material adverse change in Borrower's or any Guarantor's financial condition, or event or condition that materially impairs Borrower's intended use of the Property or Borrower's or any Guarantor's ability to repay the Loan.

6.2  REMEDIES. If an Event of Default occurs under this Agreement, Bank may
     --------
exercise any right or remedy which it has under any of the Loan Documents, or which is otherwise available at law or in equity or by statute, and all of Bank's rights and remedies shall be cumulative. All of Borrower's obligations under the Loan Documents shall become immediately due and payable without notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor, or other notices or demands of any kind or character, all at Bank's option, exercisable in its sole discretion.

7.   REFERENCE AND ARBITRATION
     -------------------------

7.1  JUDICIAL REFERENCE. In any judicial action between or among the parties,
     ------------------
including but not limited to any action or cause of action arising out of or relating to this Agreement or the Loan Documents or based on or arising from an alleged tort, all decisions of fact and law must at the request of any party be referred to a referee in accordance with California Code of Civil Procedure Sections 638 et seq. g. The parties must designate to the court a referee or
             -- ---  -
referees elected under the auspices of the American Arbitration Association ("AAA") in the same manner as arbitrators are selected in AAA-sponsored proceedings. The presiding referee of the panel, or the referee if there is a single referee, must be an active attorney or retired judge. Judgment upon the award rendered by such referee or referees may be entered in the court in which such proceeding was commenced in accordance with California Code of Civil Procedure Sections 644 and 645.

7.2  MANDATORY ARBITRATION. After the Deed of Trust has been released, fully
     ---------------------
reconveyed, or extinguished, any controversy or claim between or among the parties, including those arising out of or relating to this Agreement or the Loan Documents and any claim based on or arising from an alleged tort, must at the request of any party be determined by arbitration. The arbitration must be conducted in accordance with the United States Arbitration Act (Title 9, U.S.
Code), notwithstanding any choice of law provision in this Agreement, and under the Commercial Rules of the AAA. The arbitrator(s) must give effect to statutes of limitation in determining any claim. Any controversy concerning whether an issue is arbitrable must be determined by the arbitrator(s). Judgment upon the arbitration award may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy does not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

7.3  REAL PROPERTY COLLATERAL. Notwithstanding the provisions of Section 7.2, no
     ------------------------
controversy or claim may be submitted to arbitration without the consent of all parties if, at the time of the proposed submission, such controversy or claim arises from or relates to an obligation to Bank which is secured by real property collateral. If all parties do not consent to submission of such a controversy or claim to arbitration, the controversy or claim must be determined as provided in Section 7.1.

7.4  PROVISIONAL REMEDIES, SELF-HELP AND FORECLOSURE. No provision of this
     -----------------------------------------------
Article VII limits the right of any party to this Agreement to exercise self-help remedies such as setoff, foreclosure against or sale of any real or personal property collateral or security, or obtaining provisional or ancillary remedies from a court of competent jurisdiction before, after, or during the pendency of any arbitration or other proceeding. The exercise of a remedy does not waive the right of either party to resort to arbitration or reference. At Bank's option, foreclosure under a deed of trust or mortgage may be accomplished either by exercise of power of sale under the deed of trust or mortgage or by judicial foreclosure.

8.   MISCELLANEOUS PROVISIONS.
     ------------------------

8.1  NO WAIVER; CONSENTS. No alleged waiver by Bank is effective unless in
     -------------------
writing, and no waiver may be construed as a continuing waiver. No waiver is implied from any delay or failure by Bank to take action on account of any default of Borrower. Consent by Bank to any act or omission by Borrower may not be construed as a consent to any other or subsequent act or omission.

8.2  NO THIRD PARTIES BENEFITED. This Agreement is made and entered into for the
     --------------------------
sole protection and benefit of Bank and Borrower and their successors and assigns. No trust fund is created by this Agreement and no other persons or entities have any right of action under this Agreement or any right to the Loan funds.

8.3  NOTICES. All notices given under this Agreement must be in writing and are
     -------
effectively served upon delivery, or if mailed, upon the first to occur of receipt or the expiration of forty-eight (48) hours after deposit in first-class or certified United States mail, postage prepaid, sent to the party at its address appearing below its signature. Those addresses may be changed by either party by notice to the other party.

8.4  ATTORNEYS' FEES. If any lawsuit, reference or arbitration is commenced
     ---------------
which arises out of, or which relates to this Agreement, the Loan Documents or the Loan, including any alleged tort action, regardless of which party commences the action, the prevailing party is entitled to recover from each other party such sums as the court, referee or arbitrator may adjudge to be reasonable attorneys' fees in the action or proceeding, in addition to costs and expenses otherwise allowed by law. Any such attorneys' fees incurred by either party in enforcing a judgment in its favor under this Agreement are recoverable separately from and in addition to any other amount included in such judgment, and such attorneys' fees obligations are intended to be severable from the other provisions of this Agreement and to survive and not be merged into any such judgment. In all other situations, including any bankruptcy or other voluntary or involuntary proceeding, in or out of court, for the adjustment of debtor-creditor relationships, Borrower agrees to pay all of Bank's costs and expenses, including attorneys' fees, which may be incurred in any effort to collect or enforce the Loan or any part of it or any term of any Loan Document. Attorneys' fees include the allocated costs for services of in-house counsel.

8.5  HEIRS, SUCCESSORS AND ASSIGNS. The terms of this Agreement shall bind and
     -----------------------------
benefit the heirs, legal representatives, successors and assigns of the parties; provided, however, that Borrower may not assign this Agreement without the prior written consent of Bank. Bank has the right to transfer the Loan to any other persons or entities without the consent of or notice to Borrower. Without the consent of or notice to Borrower, Bank may disclose to any prospective purchaser of any securities issued by Bank, and to any prospective or actual purchaser of any interest in the Loan or any other loans made by Bank to Borrower, any financial or other information relating to Borrower, the Loan or the Property.

8.6  INTERPRETATION. The language of this Agreement must be construed as a whole
     --------------
according to its fair meaning, and not strictly for or against any party. The word "include(s)" means "include(s), without limitation," and the word "including" means "including, but not limited to."

8.7  MISCELLANEOUS. This Agreement may not be modified or amended except by a
     -------------
written agreement signed by the parties. The invalidity or unenforceability of any one or more provisions of this Agreement in no way affects any other provision. If Borrower consists of more than one person or entity, each is jointly and severally liable to Bank for the faithful performance of this Agreement and the other Loan Documents. Time is of the essence in the performance of this Agreement and the other Loan Documents. This Agreement is governed by California law. This Agreement may be executed in one or more counterparts, each of which is, for all purposes deemed an original and all such counterparts taken together, constitute one and the same instrument.

8.8  INTEGRATION AND RELATION TO LOAN COMMITMENT. The Loan Documents fully state
     -------------------------------------------
all of the terms and conditions of the parties' agreement regarding the matters mentioned in or incidental to this Agreement. The Loan Documents supersede all oral negotiations and prior writings concerning the subject matter of the Loan Documents, including any loan commitment issued to Borrower.

8.9  ACTIONS. Bank has the right, but not the obligation, to commence, appear
     -------
in, and defend any action or proceeding which might affect its security or its rights, duties or liabilities relating to the Loan, the Property, or any of the Loan Documents. Borrower must pay promptly on demand all of Bank's reasonable out-of-pocket costs, expenses, and legal fees and expenses of Bank's counsel incurred in those actions or proceedings.

8.10 RELATIONSHIPS WITH OTHER BANK CUSTOMERS. From time to time, Bank may have
     ---------------------------------------
business relationships with Borrower's customers, suppliers, contractors, tenants, partners, shareholders, officers or directors, with businesses offering products or services similar to those of Borrower, or with persons seeking to invest in borrow from or lend to Borrower. Borrower agrees that in no event is the Bank obligated to disclose to Borrower any information concerning any other Bank customer. Borrower further agrees that Bank may extend credit to those parties and may take any action it may deems necessary to collect any such credit, regardless of any effect the extension or collection of such credit may have on Borrower's financial condition or operations.

8.11 LOAN COMMISSION. Bank is not obligated to pay an brokerage commission or
     ---------------
fee in connection with or arising out of the Loan. Borrower must pay any and all brokerage commissions or fee arising out of or in connection with the Loan.

     IN WITNESS WHEREOF, Borrower and Bank have executed this Agreement as of the date first above written.

Borrower:


E-TEK DYNAMICS, INC.,
a California corporation

BY: /s/ Theresa Stone Pan
    --------------------------------
    Theresa Stone Pan
    President

BY: /s/ Jing Jong Pan
    --------------------------------
    Jing Jong Pan
    Chairman of the Board

Address:


1885 Lundy Avenue
San Jose, CA 95131



Bank:

BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION

By:__________________________________
Name:________________________________
Title:_______________________________

Address:

CMLS #1777
P.O. Box 3609
Los Angeles, California 90051

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